UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2019

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Ecolab Place, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          On April 23, 2019, Ecolab Inc., a Delaware corporation (“Ecolab”), announced that effective June 1, 2019, Bruno Lavandier, the Senior Vice President and Corporate Controller of Ecolab and its principal accounting officer, has accepted an assignment related to the planning and execution of the previously announced spin-off of the company’s Energy Services upstream business into a stand-alone company. Mr. Lavandier joined Nalco in 2001 (prior to Nalco becoming a subsidiary of Ecolab in 2011) and was appointed to his current position in 2017.

(c)          On April 23, 2019, Ecolab also announced that effective June 1, 2019, Scott D. Kirkland will become Senior Vice President and Corporate Controller, and will serve as Ecolab’s principal accounting officer, succeeding Mr. Lavandier.  Mr. Kirkland, age 45, has been with Ecolab since 2005 and is currently serving as the senior vice president of finance for Ecolab’s Energy Services business, a position he has held since April 2016. Before his Energy Services role, he held finance leadership roles in Ecolab’s Global Institutional and North America Institutional businesses. His earlier roles at Ecolab included vice president Corporate Planning & Analysis, and vice president Finance Asia Pacific and Latin America regions.  Mr. Kirkland has a Bachelor of Arts degree in Accounting from the University of Northern Iowa.

Mr. Kirkland will be entitled to participate in Ecolab’s regular compensation arrangements for executive officers.  Information regarding such arrangements is included in the definitive proxy statement relating to Ecolab’s 2019 annual meeting of stockholders filed with the SEC on March 15, 2019.

There is no transaction between Mr. Kirkland (and his immediate family) and Ecolab that requires disclosure in accordance with Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: April 24, 2019	By:	/s/David F. Duvick
David F. Duvick
Assistant Secretary